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                                                                Exhibit 10.10(a)

              1994 EXECUTIVE STOCK OPTION AND RESTRICTED STOCK PLAN
                                       OF
                                  MANPOWER INC.
                (AMENDED AND RESTATED EFFECTIVE OCTOBER 29, 2002)

                               PURPOSE OF THE PLAN

      The purpose of the Plan is to attract and retain superior Employees and Directors, to provide a stronger incentive for such Employees and Directors to put forth maximum effort for the continued success and growth of the Company and its Subsidiaries, and in combination with these goals, to encourage stock ownership in the Company by Employees and Directors. The Board of Directors believes the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company among participating Employees.

                                    SECTION A

1. GENERAL

      This Section A of the Plan sets out the terms of the Plan applicable to all Directors and Employees, except those Employees employed in the United Kingdom, to whom the terms of Section B of the Plan apply.

2. DEFINITIONS

      Unless the context otherwise requires, the following terms shall have the meanings set forth below:

            (a) "Board of Directors" shall mean the entire board of directors of the Company, consisting of both Employee and non-Employee members.

            (b) "Cause" shall mean, if not cured by the Holder within 60 days,
      (a) the Holder's commission of an act of fraud and dishonesty intended to result in his direct or indirect enrichment at the expense of the Company or a Subsidiary which is determined to be a felony by a court of competent jurisdiction; or (b) the Holder's engagement in gross misconduct which results in a demonstrably material injury to the Company or a Subsidiary, monetary or otherwise, provided such misconduct was not in good faith and he had no reasonable belief such act or omission was in the best interests of the Company and its shareholders.

            (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (d) "Committee" shall mean the Committee of the Board of Directors constituted as provided in Paragraph 4 of the Plan.
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            (e) "Company" shall mean Manpower Inc., a Wisconsin corporation.

            (f) "Director" shall mean an individual who is a non-Employee member of the Board of Directors of the Company.

            (g) "Disability" shall mean (i) with respect to a Holder, a physical or mental incapacity which, as determined by the Committee, results in a Holder ceasing to be an Employee and (ii) with respect to a Director, a physical or mental incapacity which results in a Director's termination of membership on the Board of Directors of the Company.

            (h) "Employee" shall mean an individual who is an employee of the Company or a Subsidiary.

            (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (j) "Holder" shall mean an Employee to whom an Option or Restricted Stock has been granted.

            (k) "Incentive Stock Option" shall mean an option to purchase Shares which complies with the provisions of Section 422 of the Code.

            (l) "Market Price" shall mean the closing sale price of a Share on the New York Stock Exchange as reported in the Midwest Edition of The Wall Street Journal, or such other market price as the Committee may determine in conformity with pertinent law and regulations of the Treasury Department.

            (m) "Nonstatutory Stock Option" shall mean an option to purchase Shares which does not comply with the provisions of Section 422 of the Code or which is designated as such pursuant to Paragraph 6 of the Plan, including such an option granted to an individual who is an Employee of a Subsidiary other than a subsidiary corporation of the Company as defined in Section 424(f) of the Code.

            (n) "Option" shall mean an Incentive Stock Option or Nonstatutory Stock Option granted under the Plan.

            (o) "Option Agreement" shall mean the agreement between the Company and a Director or an Employee whereby an Option is granted to such Director or Employee.

            (p) "Plan" shall mean the 1994 Executive Stock Option and Restricted Stock Plan of the Company.

            (q) "Restricted Stock" shall mean Shares granted to an Employee by the Committee which are subject to restrictions imposed under Paragraph 9 of the Plan.


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            (r) "SAR" shall mean a stock appreciation right granted in tandem with an Incentive Stock Option or a Nonstatutory Stock Option pursuant to Paragraph 6 of the Plan.

            (s) "Share" or "Shares" shall mean the $0.01 par value common stock of the Company.

            (t) "Subsidiary" shall mean any subsidiary of the Company, including without limitation, a subsidiary corporation of the Company as defined in
      Section 424(f) of the Code.

            (u) "Triggering Event" shall mean the first to occur of any of the following:

                  (1) the acquisition (other than from the Company), by any
            person, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), directly or indirectly, of beneficial ownership (within the meaning of Exchange Act Rule 13d-3) of 20% or more of the then outstanding shares of common stock of the Company or voting securities representing 20% or more of the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; provided, however, no Triggering Event shall be deemed to have occurred as a result of an acquisition of shares of common stock or voting securities of the Company (i) by the Company, any of its Subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries or (ii) by any other corporation or other entity with respect to which, following such acquisition, more than 60% of the outstanding shares of the common stock, and voting securities representing more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of such other corporation or entity are then beneficially owned, directly or indirectly, by the persons who were the Company's shareholders immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Company's then outstanding common stock or then outstanding voting securities, as the case may be; or

                  (2) any merger or consolidation of the Company with any other corporation, other than a merger or consolidation which results in more than 60% of the outstanding shares of the common stock, and voting securities representing more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the surviving or consolidated corporation being then beneficially owned, directly or indirectly, by the persons who were the Company's shareholders immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Company's then outstanding common stock or then outstanding voting securities, as the case may be; or


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                  (3) any liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company; or

                  (4) individuals who, as of the date this Plan is adopted by the Board of Directors of the Company, constitute the Board of Directors of the Company (as of such date, the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided, however, that any person becoming a director subsequent to the date this Plan is adopted by the Board of Directors of the Company whose election, or nomination for election by the shareholders of the Company, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest which was (or, if threatened, would have been) subject to Exchange Act Rule 14a-11; or

                  (5) the Company shall enter into any agreement (whether or not conditioned on shareholder approval) providing for or contemplating, or the Board of Directors of the Company shall approve and recommend that the shareholders of the Company accept, or approve or adopt, or the shareholders of the Company shall approve, any acquisition that would be a Triggering Event under clause (1), above, or a merger or consolidation that would be a Triggering Event under clause (2), above, or a liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company; or

                  (6) whether or not conditioned on shareholder approval, the issuance by the Company of common stock of the Company representing a majority of the outstanding common stock, or voting securities representing a majority of the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the election of directors, after giving effect to such transaction.

            [Effective for grants made on or after October 29, 2002, this Paragraph 2(u) will read as follows:

            (u) "Triggering Event" shall mean the first to occur of any of the following:

                  (1) the acquisition (other than from the Company), by any
            Person (as defined in Sections 13(d)(3) and 14(d)(2) of the Exchange
            Act), directly or indirectly, of beneficial ownership (within the meaning of Exchange Act Rule 13d-3) of 20% or more of the then outstanding shares of common stock of the Company or voting securities representing 20% or more of the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; provided, however, no Triggering Event shall be deemed to have occurred as a result of an acquisition of shares of


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            common stock or voting securities of the Company (i) by the Company, any of its Subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries or (ii) by any other corporation or other entity with respect to which, following such acquisition, more than 60% of the outstanding shares of the common stock, and voting securities representing more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of such other corporation or entity are then beneficially owned, directly or indirectly, by the persons who were the Company's shareholders immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Company's then outstanding common stock or then outstanding voting securities, as the case may be; or

                  (2) the consummation of any merger or consolidation of the
            Company with any other corporation, other than a merger or consolidation which results in more than 60% of the outstanding shares of the common stock, and voting securities representing more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the surviving or consolidated corporation being then beneficially owned, directly or indirectly, by the persons who were the Company's shareholders immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Company's then outstanding common stock or then outstanding voting securities, as the case may be; or

                  (3) the consummation of any liquidation or dissolution of the
            Company or a sale or other disposition of all or substantially all of the assets of the Company; or

                  (4) individuals who, as of the date this Plan is adopted by the Board of Directors of the Company, constitute the Board of Directors of the Company (as of such date, the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided, however, that any person becoming a director subsequent to the date this Plan is adopted by the Board of Directors of the Company whose election, or nomination for election by the shareholders of the Company, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest which was (or, if threatened, would have been) subject to Exchange Act Rule 14a-11; or

                  (5) whether or not conditioned on shareholder approval, the issuance by the Company of common stock of the Company representing a majority of the outstanding common stock, or voting securities representing a majority of the combined voting power of the outstanding voting securities of the Company


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            entitled to vote generally in the election of directors, after giving effect to such transaction.]

Following the occurrence of an event which is not a Triggering Event whereby there is a successor holding company to the Company, or, if there is no such successor, whereby the Company is not the surviving corporation in a merger or consolidation, the surviving corporation or successor holding company (as the case may be), for purposes of this definition, shall thereafter be referred to as the Company.

      [Effective for grants made on or after October 29, 2002, the following Paragraph 2(v) is added to the Plan:

            (v) "Protected Period" shall be a period of time determined in accordance with the following:

                  (1) if a Triggering Event is triggered by an acquisition of shares of common stock of the Company pursuant to a tender offer, the Protected Period shall commence on the date of the initial tender offer and shall continue through and including the date of the Triggering Event, provided that in no case will the Protected Period commence earlier than the date that is six months prior to the Triggering Event;

                  (2) if a Triggering Event is triggered by a merger or
            consolidation of the Company with any other corporation, the Protected Period shall commence on the date that serious and substantial discussions first take place to effect the merger or consolidation and shall continue through and including the date of the Triggering Event, provided that in no case will the Protected Period commence earlier than the date that is six months prior to the Triggering Event; and

                  (3) in the case of any Triggering Event not described in
            clause (1) or (2) above, the Protected Period shall commence on the date that is six months prior to the Triggering Event and shall continue through and including the date of the Triggering Event.]

      Words importing the singular shall include the plural and vice versa and words importing the masculine shall include the feminine.

3. SHARES RESERVED UNDER PLAN

      The aggregate number of Shares which may be issued under the Plan pursuant to the exercise of Options or the grant of Restricted Stock shall not exceed 7,750,000 Shares, which may be treasury Shares or authorized but unissued Shares, or a combination of the two, subject to adjustment as provided in Paragraph 14 hereof; provided, however, in no event shall the number of Shares of Restricted Stock granted under the Plan exceed 500,000 Shares (subject to adjustment as provided in Paragraph 14 hereof) and, provided further, in no event shall the number of Shares delivered through the exercise of Incentive Stock Options exceed 1,000,000 Shares (subject to adjustment as provided in Paragraph 14 hereof). Any Shares subject to an


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Option or grant of Restricted Stock (or portion thereof) which are settled in cash, or Shares which are used in settlement of tax withholding obligations, shall be deemed not to have been issued for purposes of determining the maximum number of Shares available for issuance under the Plan. Likewise, if any Option is exercised by tendering Shares, either actually or by attestation, to the Company as full or partial payment for such exercise under this Plan, only the number of Shares issued net of the Shares tendered shall be deemed issued for purposes of determining the maximum number of Shares available for issuance under the Plan. The Holder of an Option or a Director shall be entitled to the rights and privileges of ownership with respect to the Shares subject to the Option only after actual purchase and issuance of such Shares pursuant to exercise of all or part of an Option. No Employee shall be eligible to receive Options, or Options granted in tandem with SARs, for more than 500,000 Shares during any three-year period, subject to adjustment as provided in Paragraph 14 hereof. In addition, no Employee shall be eligible to receive Restricted Stock in an amount in excess of $2,500,000 (valuing the Shares at their Market Price on the date of grant) during any three-year period.

4. ADMINISTRATION OF THE PLAN

      The Plan shall be administered by the Board of Directors with respect to grants to Directors under the Plan. The Plan shall be administered as follows with respect to Employees:

      (a) The Plan shall be administered by the Committee. Except as otherwise determined by the Board of Directors, the Committee shall be so constituted as to permit the Plan to comply with Rule 16b-3 of the Exchange Act, as such rule is currently in effect or as hereafter modified or amended ("Rule 16b-3"),
Section 162(m) of the Code and any regulations promulgated thereunder, or any other statutory rule or regulatory requirements. The members of the Committee shall be appointed from time to time by the Board of Directors. A majority of the Committee shall constitute a quorum thereof and the acts of a majority of the members present at any meeting of the Committee of which a quorum is present, or acts approved in writing by all of the members of the Committee, shall be the acts of the Committee.

      (b) The Committee shall have sole authority in its discretion, but always subject to the express provisions of the Plan, to determine the exercise price of the Shares covered by each Option, the Employees to whom and the time or times at which Options and Restricted Stock shall be granted, the amount of Restricted Stock to be granted, the number of Shares to be subject to each Option and the extent to which Options may be exercised in installments; to interpret the Plan; to prescribe, amend, and rescind rules and regulations pertaining to the Plan; to determine the terms and provisions of the respective Option Agreements and Restricted Stock grants; and to make all other determinations and interpretations deemed necessary or advisable for the administration of the Plan. The Committee's determination of the foregoing matters shall be conclusive and binding on the Company, all Employees, all Holders and all other persons.

5. ELIGIBILITY

      Only Directors and Employees shall be eligible to receive Options under the Plan and only Employees shall be eligible to receive Restricted Stock under the Plan. In determining the Employees to whom Options and Restricted Stock shall be granted and the number of Shares to


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be covered by each Option or grant of Restricted Stock, the Committee may take into account the nature of the services rendered by the respective Employees, their present and potential contributions to the success of the Company, and other such factors as the Committee in its discretion shall deem relevant. Options and Restricted Stock may be granted to Employees who are foreign nationals on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable in order to achieve the objectives of the Plan or to comply with applicable laws, including, at the Committee's sole discretion, the setting of equivalent exercise prices in both U.S. dollars and the local currency of such an Employee. An Employee who has been granted an Option or Restricted Stock under the Plan may be granted additional Options or Restricted Stock under the Plan if the Committee shall so determine subject to the limitations contained in Paragraph 3. The Company shall effect the granting of Options under the Plan by execution of Option Agreements. No Option or Restricted Stock may be granted under the Plan to any Employee who is then a member of the Committee.

6. OPTIONS: GENERAL PROVISIONS

      (a) The following provisions apply to Options granted to Employees under this Plan:

            (i) Types of Options. An Option to purchase Shares granted pursuant to this Plan shall be specified to be either an Incentive Stock Option (as described in Paragraph 7) or a Nonstatutory Stock Option (as described in Paragraph 8). An Option Agreement executed pursuant to this Plan may include both an Incentive Stock Option and a Nonstatutory Stock Option, provided each Option is clearly identified as either an Incentive Stock Option or a Nonstatutory Stock Option. An Option Agreement executed pursuant to this Plan shall in no event provide for the grant of a tandem Option, wherein two Options are issued together and the exercise of one affects the right to exercise the other.

            (ii) General Exercise Period. No Option granted under this Plan shall provide for its exercise earlier than one year from the date of grant except as otherwise determined by the Committee. The Committee may, in its discretion, (i) require that a Holder be employed by the Company or a Subsidiary for a designated number of years prior to the exercise by the Holder of any Option or portion of an Option granted under this Plan, and
      (ii) determine the periods during which Options or portions of Options may be exercised by a Holder. Any of the foregoing requirements or limitations may be reduced or waived by the Committee in its discretion, unless such reduction or waiver is prohibited by the Code or other applicable law. Notwithstanding any limitation established by the Committee on the exercise of any Option or anything else to the contrary herein contained, upon the occurrence of a Triggering Event, all outstanding Options shall become immediately exercisable. [Effective for grants made on or after October 29, 2002, the fourth sentence of Paragraph 6(a)(ii) will read as follows: Notwithstanding any limitation established by the Committee on the exercise of any Option or anything else to the contrary herein contained, upon the occurrence of a Triggering Event, all outstanding Options shall become immediately exercisable, and if a Holder ceases to be an Employee during a Protected Period because of a termination of the Holder's employment by the Company other than for Cause, all Options held by such Holder shall become immediately exercisable.]


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      Notwithstanding the foregoing, no Stock Option shall (i) be granted after ten (10) years from the date this Plan is adopted by the Company's Board of Directors, or (ii) be exercisable after the expiration of ten (10) years from its date of grant. Every Option which has not been exercised within ten years of its date of grant shall lapse upon the expiration of said ten-year period unless it shall have lapsed at an earlier date.

            (iii) Stock Appreciation Rights. Stock appreciation rights ("SARs") may be granted in tandem with Incentive Stock Options and Nonstatutory Stock Options and each SAR granted under this Plan shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose, including the following:

                  (1) An SAR shall be exercisable only to the extent the
            underlying Option is exercisable.

                  (2) An SAR shall expire no later than the expiration of the underlying Option.

                  (3) An SAR shall be transferable only when the underlying
            Option is transferable, and under the same conditions.

                  (4) An SAR shall entitle the Holder to receive from the
            Company, in exchange for the surrender of an Option as to all or any portion of the Shares subject thereto, that number of full Shares having an aggregate Market Price, as of the date of surrender, substantially equal to (but not more than) the excess of the Market Price of one Share on the business day immediately preceding the date of surrender (the "Valuation Date") over the option exercise price specified with respect to such Option as set forth in the applicable Option Agreement, multiplied by the number of Shares as to which the Option is surrendered. However, the Company, as determined in the sole discretion of the Committee, shall be entitled to elect to settle its obligation arising out of the exercise of an SAR by the payment of cash equal to the aggregate Market Price of the Shares it would otherwise be obligated to deliver, or by the issuance of a combination of Shares and cash, in the proportions determined by the Committee, equal to the aggregate Market Price of the Shares the Company would otherwise be obligated to deliver.

                  (5) An SAR can be exercised only when there is a positive
            spread, i.e., when the Market Price of the Shares subject to the Option exceeds the exercise price of such Option. An SAR can be exercised only at such times expressly permitted by Rule 16b-3 of the Exchange Act and such other securities laws as may be applicable to the exercise of such SAR.

            (iv) Payment of Exercise Price. The exercise price shall be payable in whole or in part in cash, Shares held by the Holder for more than six months, other property, or such other consideration consistent with the Plan's purpose and applicable law as may be determined by the Committee from time to time. Unless otherwise determined by the Committee, such price shall be paid in full at the time that an Option is exercised. If the


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      Holder elects to pay all or a part of the exercise price in Shares, such
      Holder may make such payment by delivering to the Company a number of Shares already owned by the Holder for more than six months which are equal in value to the purchase or exercise price. All Shares so delivered shall be valued at their Market Price on the business day immediately preceding the day on which such Shares are delivered.

      (b) The Board of Directors shall adopt procedures governing Options granted to Directors under this Plan, including procedures relating to the number of Shares covered by an Option, the exercise price of an Option, the exercise period for an Option and the payment of the exercise price for an Option, which procedures shall be consistent with the terms governing such matters under the 1991 Directors Stock Option Plan of Manpower Inc. as in effect on May 1, 2001.

7. INCENTIVE STOCK OPTIONS

      This Paragraph sets forth the special provisions that govern Incentive Stock Options granted to Employees under this Plan. Any Incentive Stock Option granted under this Plan may, if so expressly stated in the Option Agreement pertaining to such Option, include an SAR, as described in Subparagraph 6(c), above.

            (a) Maximum Calendar Year Grant to Any Employee. The aggregate fair market value (determined at the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Holder during any calendar year under this Plan (and under all other plans of the Company or any Subsidiary) shall not exceed $100,000, and/or any other limit as may be prescribed by the Code from time to time.

            (b) Option Exercise Price. The per share purchase price of the Shares under each Incentive Stock Option granted pursuant to this Plan shall be determined by the Committee but shall not be less than one hundred percent (100%) of the fair market value per Share on the date of grant of such Option. The fair market value per Share on the date of grant shall be the Market Price for the business day immediately preceding the date of grant of such Option.

8. NONSTATUTORY STOCK OPTIONS

      This Paragraph sets forth the special provisions that govern Nonstatutory Stock Options granted under this Plan. Any Nonstatutory Stock Option granted to an Employee under this Plan may, if so expressly stated in the Option Agreement pertaining to such Option, include an SAR, as described in Subparagraph 6(c), above, either at the time of grant or by subsequent amendment of the Option Agreement.

            Option Exercise Price. The per share purchase price of the Shares under each Nonstatutory Stock Option granted pursuant to this Plan shall be determined by the Committee but shall not be less than one hundred percent (100%) of the fair market value per Share on the date of grant of such Option. The fair market value per Share on the


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      date of grant shall be the Market Price for the business day immediately preceding the date of grant of such Option.

9. RESTRICTED STOCK

            (a) Restrictions. All Restricted Stock shall be subject to the following restrictions:

                  (1) The Restricted Stock may not be sold, assigned, conveyed, donated, pledged, transferred or otherwise disposed of or encumbered for the period described in Subparagraph (a)(2), below, subject to the provisions of Subparagraph (a)(4), below. In the event that a Holder shall sell, assign, convey, donate, pledge, transfer or otherwise dispose of or encumber the Restricted Stock, said Restricted Stock shall, at the Committee's option, and in addition to such other rights and remedies available to the Committee (including the right to restrain or set aside such transfer), upon written notice to the transferee thereof at any time within ninety
            (90) days after its discovery of such transaction, be forfeited to the Company.

                  (2) The nature and extent of any additional restrictions and the period for which shares shall be restricted (the "Restricted Period") shall be determined by the Committee. Except as otherwise determined by the Committee, the Restricted Period shall be seven years and the restrictions imposed upon such Restricted Stock shall automatically lapse as to one-fifth of such Restricted Stock on the last day of each of the third, fourth, fifth, sixth and seventh years after the date of grant of such Restricted Stock.

                  (3) Except as provided in Subparagraph (a)(4), below, in the event that a Holder's employment with the Company or a Subsidiary is terminated for any reason, said Restricted Stock shall be forfeited to the Company unless the Committee, in its sole discretion, determines otherwise.

                  (4) In the event a Holder terminates his employment with the
            Company or a Subsidiary because of normal retirement (as defined in the Manpower Inc. Retirement Plan or any successor plan providing retirement benefits), death, Disability, early retirement with the consent of the Committee, or for other reasons determined by the Committee in its sole discretion to be appropriate, all such restrictions which would otherwise be in effect by virtue of this Subparagraph (a) shall immediately lapse.

                  (5) Notwithstanding anything to the contrary herein contained, upon the occurrence of a Triggering Event, the restrictions provided in this Subparagraph (a) applicable to any Restricted Stock then held by a Holder shall immediately lapse, and all such Restricted Stock shall be treated as Shares of the Company and the holders thereof shall be entitled to receive the same


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            consideration thereupon, if any, payable to the holders of outstanding Shares of the Company in connection with the Triggering Event.

                  [Effective for grants made on or after October 29, 2002,
            Paragraph 9(a)(5) will read as follows:

                  (5) Notwithstanding anything to the contrary herein contained, upon the occurrence of a Triggering Event, and in the case of any individual Holder upon the Holder ceasing to be an Employee during a Protected Period because of a termination of the Holder's employment by the Company other than for Cause, the restrictions provided in this Subparagraph (a) applicable to any Restricted Stock then held by a Holder shall immediately lapse, and all such Restricted Stock shall be treated as Shares of the Company and the holders thereof shall be entitled to receive the same consideration thereupon, if any, payable to the holders of outstanding Shares of the Company in connection with the Triggering Event.]

            (b) Rights as Shareholders. During the Restricted Period, the Committee may, in its discretion, limit the shareholder rights granted to a Holder with respect to the Restricted Stock including, but not by way of limitation, the right to vote such Restricted Stock and to receive dividends thereon. The Company will retain custody of the stock certificates representing Restricted Stock during the Restricted Period as well as a stock power signed by the Employee to be used in the event the Restricted Stock is forfeited pursuant to Subparagraph (a) hereof.

10. CESSATION OF EMPLOYEE STATUS

            (a) Any Holder who ceases to be an Employee due to retirement on or after such Holder's normal retirement date (as defined in the Manpower Inc. Retirement Plan or any successor plan providing retirement benefits) or due to early retirement with the consent of the Committee shall have one (1) year from the date of such cessation to exercise any Option granted hereunder as to all or part of the Shares subject to such Option; provided, however, that no Option shall be exercisable subsequent to ten
      (10) years after its date of grant, and provided further that on the date the Holder ceases to be an Employee, he then has a present right to exercise such Option.

            (b) Any Holder who ceases to be an Employee due to Disability shall have one (1) year from the date of such cessation to exercise any Option granted hereunder as to all or part of the Shares subject to such Option to the extent the Holder then has a present right to exercise such Option or would have become entitled to exercise such Option had the Holder remained an Employee during such one-year period; provided, however, that no Option shall be exercisable subsequent to ten (10) years after its date of grant.

            (c) In the event of the death of a Holder while an Employee, any Option granted to such Holder shall, as to all or any part of the Shares subject to such Option, be exercisable:

                  (1) For one (1) year after the Holder's death, but in no event later than ten (10) years from its date of grant;

                  (2) Only (A) by the deceased Holder's designated beneficiary
            (such designation to be made in writing at such time and in such manner as the Committee shall approve or prescribe), or, if the deceased Holder dies without a surviving designated beneficiary, (B) by the personal representative, administrator, or other representative of the estate of the deceased Holder, or by the person or persons to whom the deceased Holder's rights under the Option shall pass by will or the laws of descent and distribution; and

                  (3) Only to the extent that the deceased Holder would have been entitled to exercise such Option on the date of the Holder's death or would have become entitled to exercise such Option had the Holder remained employed during such one-year period.

      A Holder who has designated a beneficiary for purposes of Subparagraph 10(c)(2)(A), above, may change such designation at any time, by giving written notice to the Committee, subject to such conditions and requirements as the Committee may prescribe in accordance with applicable law.

            (d) If a Holder ceases to be an Employee for a reason other than those specified above, the Holder shall have three (3) months from the date of such cessation to exercise any Option granted hereunder as to all or part of the Shares subject thereto; provided, however, that no Option shall be exercisable subsequent to ten (10) years after its date of grant, and provided further that on the date the Holder ceases to be an Employee, he then has a present right to exercise such Option. Notwithstanding the foregoing, (i) if a Holder ceases to be an Employee for Cause, to the extent an Option is not effectively exercised prior to such cessation, it shall lapse immediately upon such cessation and (ii) if a Holder ceases to be an Employee in anticipation of, or as a result of, a Triggering Event which results in a transaction which will be accounted for using the pooling of interests accounting method, any Holder who is an executive officer for purposes of Section 16(b) of the Exchange Act shall have the greater of (a) six (6) months and (1) day or (b) ten (10) business days following the release of 30 days of combined results of the Company and any acquiring company, to exercise any Option granted hereunder as to all or part of the Shares subject thereto.

            (e) The Committee may in its sole discretion increase the periods permitted for exercise of an Option if a Holder ceases to be an Employee as provided in Subparagraphs 10(a), (b), (c) and (d), above, if allowable under applicable law; provided, however, in no event shall an Option be exercisable subsequent to ten (10) years after its date of grant.

            (f) The Plan shall not confer upon any Holder any right with respect to continuation of employment by the Company or a Subsidiary, nor shall it interfere in any way with the right of the Company or such Subsidiary to terminate any Holder's employment at any time.

11. TRANSFERABILITY

      (a) The following provisions apply to Options and SARs granted to Employees under this Plan:

            (i) Except as otherwise provided in this Paragraph 11, or unless otherwise provided by the Committee, Options and SARs granted to a Holder under this Plan shall be not transferable, and during the lifetime of the Holder shall be exercisable only by the Holder. A Holder shall have the right to transfer the Options and SARs granted to such Holder upon such Holder's death, either pursuant to a beneficiary designation described in Subparagraph 10(c)(2)(A), above, or, if the deceased Holder dies without a surviving designated beneficiary, by the terms of such Holder's will or under the laws of descent and distribution, subject to the limitations set forth in Paragraph 10, above, and all such distributees shall be subject to all terms and conditions of this Plan to the same extent as would the Holder, except as otherwise expressly provided herein or as determined by the Committee.

            (ii) An Option Agreement may provide that Options are transferable to members of the Holder's immediate family, to trusts for the benefit of such immediate family members, and to partnerships in which such family members are the only partners; provided, however, that Options granted to any Holder subject to Section 16 of the Exchange Act shall be transferable to members of the Holder's immediate family, to trusts for the benefit of such immediate family members, and to partnerships in which such family members are the only partners, provided the transferee agrees to be bound by any vesting or other restrictions applicable to the Holder with respect to the Options. For purposes of the preceding sentence, "immediate family" shall mean a Holder's children, grandchildren, and spouse.

      (b) The Board of Directors shall adopt procedures that govern the transferability of Options granted to Directors under this Plan which shall be consistent with the terms governing transferability under the 1991 Directors Stock Option Plan of Manpower Inc. as in effect on May 1, 2001.

12. EXERCISE

      An Option Agreement may provide for exercise of an Option by a Holder in such amounts and at such times as shall be specified therein; provided, however, except as provided in Paragraph 10, above, no Option may be exercised unless the Holder is then in the employ of the Company or a Subsidiary and shall have been continuously so employed since its date of grant. Except as other permitted by the Committee, an Option shall be exercisable by a Holder's giving written notice of exercise to the Secretary of the Company accompanied by payment of the required exercise price. The Holder who elects to exercise an SAR shall so notify the Secretary of the Company in writing, and, in conjunction therewith, the Holder's Option Agreement shall be appropriately amended or cancelled. The Company shall have the right to delay the issue or delivery of any Shares under the Plan until (a) the completion of such registration or qualification of such Shares under any federal or state law, ruling or regulation as the Company shall determine to be necessary or advisable, and (b) receipt from the Holder of such documents and information as the Committee may deem necessary or appropriate in connection with such registration or qualification.

      Notwithstanding the preceding paragraph, an Option shall be exercisable by a Director by such Director giving written notice of exercise to the Secretary of the Company specifying the number of Shares to be purchased accompanied by payment in full of the required exercise price. The Company shall have the right to delay the issue or delivery of any Shares under the Plan until (a) the completion of such registration or qualification of such Shares under any federal or state law, ruling or regulation as the Company shall determine to be necessary or advisable, and (b) receipt from the Director of such documents and information as the Company may deem necessary or appropriate in connection with such registration or qualification.

13. SECURITIES LAWS

      Each Option Agreement and any grant of Restricted Stock shall contain such representations, warranties and other terms and conditions as shall be necessary in the opinion of counsel to the Company to comply with all applicable federal and state securities laws.

14. ADJUSTMENT PROVISIONS

      In the event of any stock dividend, split-up, recapitalization, merger, consolidation, combination or exchange of shares, or the like, as a result of which shares of any class shall be issued in respect of the outstanding Shares, or the Shares shall be changed into the same or a different number of the same or another class of stock, or into securities of another person, cash or other property (not including a regular cash dividend), the total number of Shares authorized to be offered in accordance with Paragraph 3, the number of Shares subject to each outstanding Option, the number of Shares of Restricted Stock outstanding, the exercise price applicable to each Option, the consideration to be received upon exercise of each Option or SAR and/or the per Employee limitation on the number of Shares subject to Options contained in Paragraph 3 shall be adjusted as deemed equitable by the Committee. In addition, the Committee shall, in its sole discretion, have authority to provide, in appropriate cases, for (i) waiver in whole or in part, of any remaining restrictions or vesting requirements in connection with any Option, SAR or Restricted Stock granted hereunder and/or (ii) the conversion of outstanding Options or SARs into cash or other property to be received in certain of the transactions specified in the preceding sentence upon effectiveness of such transactions. Any adjustment, waiver, conversion or the like carried out by the Committee under this Paragraph shall be conclusive and binding for all purposes of the Plan.

      Notwithstanding the foregoing paragraph, the Board of Directors shall adopt procedures governing the adjustment of Options granted to Directors under the Plan which shall be consistent with the terms governing adjustment of Options in the 1991 Directors Stock Option Plan of Manpower Inc. as in effect on May 1, 2001.

15. TAXES

            (a) The Company shall be entitled to pay or withhold the amount of any tax which it believes is required as a result of the grant or exercise of any Option or SAR under the Plan, and the Company may defer making delivery with respect to cash and/or Shares obtained pursuant to exercise of any Option or SAR until arrangements satisfactory to it have been made with respect to any such withholding obligations. An Employee or Director exercising an Option may, at his election, satisfy his obligation for payment of required withholding taxes either by having the Company retain a number of Shares having an aggregate Market Price on the date the Shares are withheld equal to the amount of the required withholding tax or by delivering to the Company Shares already owned by the Employee or Director having an aggregate Market Price on the business day immediately preceding the day on which such Shares are delivered equal to the amount of the required withholding tax.

            (b) An Employee who owns Restricted Stock and who has not made an election under Section 83(b) of the Code may, at his election, satisfy his obligation for payment of required withholding taxes by either having the Company withhold from the shares to be delivered upon lapse of the restrictions a number of Shares having an aggregate Market Price on the date the Shares are withheld equal to the amount of the required withholding tax or by delivering to the Company Shares already owned by the Employee having an aggregate Market Price on the business day immediately preceding the day on which such Shares are delivered equal to the amount of the required withholding tax. An Employee who owns Restricted Stock and makes an election under Section 83(b) of the Code may, at his election, satisfy his obligation for payment of required withholding taxes by delivering to the Company Shares already owned by the Employee having an aggregate Market Price on the business day immediately preceding the day on which such Shares are delivered equal to the amount of the required withholding tax or cash.

16. EFFECTIVENESS OF THE PLAN

      The Plan, as approved by the Company's Executive Compensation Committee and Board of Directors, shall become effective as of the date of such approval, subject to ratification of the Plan by the vote of the shareholders required under Rule 16b-3(b) under the Exchange Act.

17. TERMINATION AND AMENDMENT

      Unless the Plan shall theretofore have been terminated as hereinafter provided, no Option or Restricted Stock shall be granted after February 23, 2004. The Board of Directors of the Company may terminate the Plan or make such modifications or amendments thereof as it shall deem advisable, including, but not limited to, such modifications or amendments as it shall deem advisable in order to conform to any law or regulation applicable thereto, and, including, but not limited to, modifications or amendments for the purpose of complying with, or taking advantage of, income or other tax or legal requirements or practices of foreign countries which are applicable to Employees; provided, however, that the Board of Directors may not, unless otherwise permitted under federal law, without further approval of the holders of a majority of the Shares voted at any meeting of shareholders at which a quorum is present and voting, adopt any amendment to the Plan for which shareholder approval is required under tax, securities or any other applicable law, including, but not limited to, any amendment to the Plan which would cause the Plan to no longer comply with Rule 16b-3 of the Exchange Act or any successor rule or other regulatory requirements. No termination, modification or amendment of the Plan may, without the consent of the Holder or a Director, adversely affect the rights of such Holder or Director under an outstanding Option or grant of Restricted Stock then held by the Holder or Director.

      The Committee, or the Board of Directors in the case of Options held by Directors, may amend, modify or terminate an outstanding Option or SAR, including, but not limited to, substituting another award of the same or of a different type, changing the date of exercise, or converting an Incentive Stock Option into a Nonstatutory Stock Option; provided, however, that the Holder's or Director's consent to such action shall be required unless the Committee or the Board of Directors, as the case may be, determines that the action, taking into account any related action, would not materially and adversely affect the Holder or Director; provided, further, that the Committee may not adjust or amend the exercise price of any outstanding Option or SAR, whether through amendment, cancellation or replacement grants, or any other means.

18. OTHER BENEFIT AND COMPENSATION PROGRAMS

      Payments and other benefits received by an Employee under an Option, SAR, or Restricted Stock granted pursuant to the Plan shall not be deemed a part of such Employee's regular, recurring compensation for purposes of the termination, indemnity or severance pay law of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or any Subsidiary unless expressly so provided by such other plan, contract or arrangement, or unless the Committee expressly determines otherwise.

19. RULE 16B-3

            (a) It is intended that the Plan meet all of the requirements of Rule 16b-3 of the Exchange Act. If any provision of the Plan would disqualify the Plan, or would not comply with, Rule 16b-3, such provision shall be construed or deemed amended to conform to Rule 16b-3.

            (b) Any election by an Employee subject to Section 16 of the Exchange Act, pursuant to Paragraph 6(a)(iv) or 15 hereof, may be made only during such times as permitted by Rule 16b-3 and may be disapproved by the Committee any time after the election.

20. TENURE

      The grant of an Option to a Director pursuant to the Plan is no guarantee that a Director will be renominated, reelected, or reappointed as a Director; and nothing in the Plan shall be construed as conferring upon a Director the right to continue to be associated with the Company as a Director or otherwise.

                                    SECTION B

1. GENERAL

            (a) Except to the extent not inconsistent with the terms specifically set out below, this Section B incorporates all of the provisions of Section A. This Section B of the Plan shall apply to Employees who are employed in the United Kingdom; and shall be referred to below as the "Scheme". This Section B, as restated, became effective on October 29, 2002 following the approval of certain amendments by the Board of Directors of the Company and the Board of Inland Revenue.

            (b) SARs shall not be granted in tandem with Options granted to Employees under the Scheme.

            (c) Neither Nonstatutory Stock Options nor Restricted Stock shall be granted to Employees under the Scheme.

            (d) Except as otherwise indicated herein, all Options granted under the Scheme shall be subject to the provisions of Section A relating to "Incentive Stock Options," except that such Options shall not be required to be specified to be "Incentive Stock Options."

2. DEFINITIONS

      In this Scheme the following words and expressions have the following meanings except where the context otherwise requires:

            (a) "Act" shall mean the Income and Corporation Taxes Act 1988.

            (b) "Approval" shall mean approval under Schedule 9.

            (c) "Approved Scheme" shall mean a share option scheme, other than a savings-related share option scheme, approved under Schedule 9.

            (d) "Employee" shall mean any employee of the Company or its Subsidiaries, provided that no person who is precluded from participating in the Scheme by paragraph 8 of Schedule 9 shall be regarded as an Employee.

            (e) "Exercise Price" shall mean the Market Price as defined in Paragraph 2 of Section A for the business day immediately preceding the date of grant of an Option unless the Committee determines, in its sole discretion, to apply, in addition or alternatively, the following definition. The Committee, in its sole discretion, may determine that "Exercise Price" shall mean the following:

                  (i) If, at the date of grant, Shares are listed on the London
            Stock Exchange, then the Exercise Price shall be an amount equal to the middle market quotation of a Share on the day prior to the date of grant of the Option as ascertained from the Daily Official List of the London Stock Exchange; or

                  (ii) If, at the date of grant, Shares are not listed on the
            London Stock Exchange, then the Exercise Price shall be such amount as the Committee considers represents the market value of a Share and is agreed in advance for the purposes of the Scheme with the Shares Valuation Division of the Inland Revenue, provided that the Exercise Price shall not be less than the par value of a Share.

            (f) "London Stock Exchange" shall mean London Stock Exchange Limited or its successor body operating the London Stock Exchange.

            (g) "Redundancy" shall mean dismissal by reason of redundancy within the meaning of the Employment Rights Act 1996.

            (h) "Revenue Limit" shall mean GBP 30,000 or such other amount as may from time to time be the appropriate limit for the purpose of paragraph 28(1) of Schedule 9.

            (i) "Schedule 9" shall mean Schedule 9 to the Act.

            (j) "Share" shall mean $0.01 par value common stock of the Company which satisfies the conditions of paragraphs 10 to 14 of Schedule 9.

            (k) "Subsidiary" shall mean a company which is for the time being a subsidiary of the Company within the meaning of Section 736 of the Companies Act 1985.

      Other words or expressions, so far as not inconsistent with the context, have the same meanings as in Schedule 9.

      Any reference to a statutory provision shall be deemed to include that provision as the same may from time to time hereafter be amended or re-enacted.

3. LIMITS

      An Option granted to an Employee shall be limited and take effect so that the aggregate market value of Shares subject to that Option, taken together with the aggregate market value of Shares which the Employee may acquire in pursuance of rights obtained under the Scheme or under any other Approved Scheme established by the Company or by any associated company (within the meaning of Section 187(2) of the Act) of the Company (and not exercised), shall not exceed the Revenue Limit. Such aggregate market value shall be determined at the time the rights are obtained.

4. TERMS OF OPTIONS

            (a) No Option granted under the Scheme may be transferred, assigned, charged or otherwise alienated. The provisions of Paragraph 11 of Section A shall not apply for the purposes of this Scheme.

            (b) An Option granted under the Scheme shall not be exercised by a Holder at any time when he is ineligible to participate by virtue of paragraph 8 of Schedule 9.

            (c) As provided in Paragraph 12 of Section A an Option shall be exercised by notice in writing given by the Holder to the Secretary of the Company accompanied by payment of the required Exercise Price which must be satisfied in cash. The provisions of Subparagraph 6(b) of Section A shall not apply for the purposes of this Scheme.

            (d) For the purposes of this Scheme, Subparagraph 10(b) of Section A shall read:

                  "Any Holder who ceases to be an Employee due to Disability, injury, Redundancy, or his employer ceasing to be a Subsidiary or the operating division by which he is employed being disposed of by a Subsidiary or the Company shall have:

                        (1) One (1) year from the date of such cessation due to
                  Disability to exercise any Option granted hereunder as to all or part of the Shares subject to such Option; provided, however, that no Option shall be exercisable subsequent to ten
                  (10) years after its date of grant, and provided further that on the date the Holder ceases to be an Employee, he then has a present right to exercise such Option; and

                        (2) Six (6) months from the date of such cessation due
                  to injury, Redundancy, or his employer ceasing to be a Subsidiary or the operating division by which he is employed being disposed of by a Subsidiary or the Company to exercise any Option granted hereunder as to all or part of the Shares subject to such Option; provided, however, that no Option shall be exercisable subsequent to ten (10) years after its date of grant, and provided further that on the date the Holder ceases to be an Employee, he then has a present right to exercise such Option".

            (e) For the purposes of this Scheme, Subparagraph 10(c)(2) of Section A shall read:

                  "Only by the personal representative, administrator or the representative of the estate of the deceased Holder; and".

            (f) For the purposes of this Scheme, Subparagraph 10(d) of Section A shall read:

                  "If a Holder ceases to be an Employee for a reason other than those specified above, the Holder shall have three (3) months from the date of such cessation to exercise any Option granted hereunder as to all or part of the Shares subject thereto; provided, however, that no Option shall be exercisable subsequent to ten (10) years after its date of grant, and provided further that on the date the Holder ceases to be an Employee, he then has a present right to exercise such Option. Notwithstanding the foregoing, if a Holder ceases to be an Employee for Cause, to the extent an Option is not effectively exercised prior to such cessation, it shall lapse immediately upon such cessation."

            (g) For the purposes of this Scheme, Subparagraph 10(e) of Section A shall read:

                  "The Committee may in its sole discretion increase the periods permitted for exercise of an Option as provided in Subparagraphs 10(a), (b), (c) and (d) above; provided, however, in no event shall an Option be exercisable subsequent to ten (10) years after its date of grant, except under Subparagraph 10(c) when an Option shall be exercisable subsequent to ten (10) years after its date of grant, provided that such Option is exercised within one (1) year after the Holder's death."

            (h) Paragraph 15 of Section A shall not apply for purposes of this Scheme.

            (i) The second paragraph of Paragraph 17 of Section A providing for the amendment of outstanding Options shall not apply for purposes of this Scheme.

5. ADJUSTMENTS

      The adjustment provisions in the first sentence of Paragraph 14 of Section A shall apply for the purposes of this Scheme where there is a variation of the share capital of the Company within the meaning of Paragraph 29 of Schedule 9, provided that no such adjustment shall be made without the prior approval of the Board of Inland Revenue and the class of Shares subject to Options shall not be altered unless following such alteration, the shares would comply with Paragraphs 10 to 14 of Schedule 9.

6. ADMINISTRATION OR AMENDMENT

            (a) The Scheme shall be administered under the direction of the Committee as set out in Section A provided that:

                  (i) for so long as the Committee determines that the Scheme is to be an Approved Scheme no amendment shall be made without the prior approval of the Board of Inland Revenue; and

                  (ii) if an amendment is proposed at a time when the Scheme is an Approved Scheme the Committee shall notify the Board of Inland Revenue prior to making such amendment.


                                       23